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ENROLLMENT FORM FOR GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

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/ /  Hartford Life Insurance Company
/ /  Hartford Life and Annuity Insurance Company
     P.O. Box 2999, Hartford, Connecticut 06104-2999

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PART A
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1.      PROPOSED INSURED INFORMATION - COMPLETE FOR ALL ENROLLMENT FORMS.
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a. Name of Proposed Insured              b. Age    e. Date of Birth  g.  Place of Birth

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c. Residence Address                               d. Sex            f. Social Security Number

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                                                   h. How Long?      i. Former Residence (if less than 5 years)    j. How Long?

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k. City, State, Zip                                                  l. City, State, Zip

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m. Occupation/Duties                            n. How Long?         o. Employer's Name and Address

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p. Have you in the past 12 months smoked cigarettes, cigars, pipes, or used chewing tobacco?
    If yes, what type __________________________           Frequency__________________________                    / /Yes    / /No

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2. OWNER/BENEFICIARY INFORMATION - COMPLETE FOR ALL ENROLLMENT FORMS.
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a. Certificate Owner Name and Address                               b. Soc. Sec. No. or Tax ID              c. Relationship to
                                                                                                               Proposed Insured

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                                                                    d. Owner is:
                                                                    / / Individual   / / Partnership   / / Corporation   / /Trustee

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e. Primary Beneficiary(s).  Give full legal name/address            f. Relationship to Proposed Insured

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g. Contingent Beneficiary.  Give full legal name/address            h. Relationship to Proposed Insured

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3. LIFE INSURANCE PLAN INFORMATION - COMPLETE FOR ALL ENROLLMENT FORMS.
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a. Name of Group Policy                                             b. Face Amount of Life Insurance.

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c. Death Benefit Options (Choose One)                               d. Minimum Death Benefit Test (Choose One)
     / / Level  - Option A
     / / Increasing - Option B                                      / / Cash Value Accumulation Test
     / / Other                                                      / / Guideline Premium Test

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e. Special Requests (Attach additional sheet if necessary)

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4.      SUITABILITY - COMPLETE FOR ALL ENROLLMENT FORMS.
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a. Do you believe that this certificate will meet your insurance need and financial objectives?                 / / Yes   / / No

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b.  Do you understand that the amount and duration of the death benefit may                                     / / Yes   / / No
    vary, depending on the investment performance of the variable accounts in the separate account? / /Yes / /No

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c.  Do you understand that the certificate values may increase or decrease,                                     / / Yes   / / No
    depending on the investment performance s of the variable accounts in the separate account? / /Yes / /No

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d.  Did you receive the Separate Account Prospectus for the certificate applied for?                            / / Yes   / / No

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e.  Date of Separate Account Prospectus: _____________________________________________

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PART B
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5.      CERTIFICATION OF CURRENT EMPLOYMENT - COMPLETE FOR ALL ENROLLMENT FORMS.
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I CERTIFY THAT I HAVE BEEN ENGAGED IN FULL-TIME WORK FOR THE PRECEDING THREE (3) MONTHS AND AM WORKING AT LEAST THIRTY (30) HOURS A
WEEK IN A NORMAL CAPACITY AND, IN PARTICULAR, HAVE NOT BEEN HOSPITALIZED OR ABSENT FROM WORK DUE TO ILLNESS OR ACCIDENT FOR MORE
THAN A TOTAL OF FIVE(5) DAYS IN THE PRECEDING THREE (3) MONTHS.

Initial________

If I have NOT met this requirement, the absence was due to:

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6.     ACKNOWLEDGMENT
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The undersigned declares that the statements and answers contained in this enrollment form are complete and true to the best of their knowledge and belief; and agrees that coverage can take effect only if the Proposed Insured is alive and all answers material to the risk are still true and complete when the certificate is delivered and paid for. I agree that the statement and answers contained in this enrollment form shall form the basis of any contract for life insurance that may be issued; and, a copy of this enrollment form shall be attached to and made part of the certificate.

I agree that only an Officer of the Company may alter the terms of the enrollment form or the certificate, or waive any of the
Company's rights or requirements.

Signed at _____________________this ________________day of ______________________, 19___________.


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        Signature of Proposed Insured                           Proposed Insured's Work Telephone Number
  (Parent or Guardian if under 15 years of Age)

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Owners Social Security/Tax I.D. No.:
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Under penalties of perjury, I certify that the above is my correct Tax I.D. Number.  I also certify that the Internal Revenue
Service has not notified me that I am subject to backup withholding
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Signature of Owner if other than Proposed Insured                                  Signature of Licensed Agent

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                                                                                  Printed Name of Licensed Agent

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